UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2017

GCP APPLIED TECHNOLOGIES INC.

(Exact name of registrant as specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-37533	47-3936076
(Commission File Number)	(I.R.S. Employer Identification No.)

62 Whittemore Avenue Cambridge, Massachusetts	02140
(Address of Principal Executive Offices)	(Zip Code)

(617) 876-1400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 2, 2017, GCP Applied Technologies Inc. (the “Company”) entered into a final, binding and irrevocable offer letter (the “Offer Letter”) with Henkel AG & Co. KGaA (“Henkel”) pursuant to which Henkel made a binding offer (the “Offer”) to acquire the Company’s Darex Packaging Technologies business (the “Business”) for approximately $1.05 billion (the “Acquisition”).

In connection with the Offer, the Company has agreed to initiate as promptly as reasonably possible the employee consultation process with its relevant works councils (the “Consultation Process”). The Company may accept the Offer by executing and delivering to Henkel a countersignature to the proposed stock and asset purchase agreement (the “stock and asset purchase agreement”) after the Consultation Process has concluded (“Offer Acceptance”).

The Offer is valid until 11:59 P.M., New York time, on July 3, 2017; provided, however, that if the Consultation Process has not been completed by at least five business days prior to such date, the Company or Henkel may, subject to certain conditions, extend the Offer from time to time in consecutive increments of up to thirty days each, but in any event not beyond 11:59 P.M., New York time, on December 2, 2017.

The Offer was made on the terms and subject to the conditions of the proposed stock and asset purchase agreement, which was attached to the Offer Letter and executed by Henkel in connection with the making of the Offer. If the Offer is accepted, the completion of the Acquisition will be subject to customary closing conditions, including regulatory approvals, and will be expected to close in the middle of 2017.

Under the terms of the proposed stock and asset purchase agreement, the Company would sell to Henkel certain assets, and Henkel would assume certain liabilities, of the Business for $1.05 billion in cash, subject to working capital and certain other adjustments. The proposed stock and asset purchase agreement would contain various customary representations, warranties and covenants and the parties would agree to indemnify each other for any breaches thereof, subject to specified time and amount limits and other exceptions.

The foregoing description of the Offer Letter and the proposed stock and asset purchase agreement is qualified in its entirety by reference to the Offer Letter, and the proposed stock and asset purchase agreement attached thereto, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On March 2, 2017, the Company issued a press release announcing the Offer and conducted an investor presentation regarding the Acquisition. The press release and investor presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. This information contained herein, including the attached press release and investor presentation, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

This Current Report contains “forward-looking statements,” that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward-looking statements include, without limitation, statements about the proposed transaction and the anticipated timing thereof; expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. Like other businesses, the Company is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, the possibility that the transaction will not be completed, or if completed, not completed in the expected timeframe, and the potential that the expected strategic benefits or opportunities from the transaction may not be realized, or may take longer to realize than expected; risks related to: the cyclical and seasonal nature of the industries that the Company serves; foreign operations, especially in emerging regions; changes in currency exchange rates; the cost and availability of raw materials and energy; the effectiveness of the Company’s research and development, new product introductions and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting the Company’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting the Company’s funded and unfunded pension obligations; warranty and product liability claims; legal proceedings; uncertainties related to the Company’s ability to realize the anticipated benefits of the spin-off /separation from W.R. Grace and the value of the Company’s common stock following the spin-off; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel following the spin-off; and hazardous materials and the costs of compliance with environmental regulation. These and other factors are identified and described in more detail in the Company’s Annual Report on Form 10-K, which has been filed with the U.S. Securities and Exchange Commission and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on the Company’s projections and forward-looking statements, which speak only as the date thereof. The Company undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this announcement, or to update them to reflect events or circumstances occurring after the date of this announcement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

2.1	Binding Offer Letter, dated as of March 2, 2017, by and between GCP Applied Technologies Inc. and Henkel AG & Co. KGaA, together with the Stock and Asset Purchase Agreement, executed by Henkel AG & Co. KGaA, attached as Exhibit 1 thereto*

99.1	Press Release

99.2	Investor Presentation

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC. (Registrant)

By:	/s/ John W. Kapples
John W. Kapples
Vice President and General Counsel

Date: March 2, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Binding Offer Letter, dated as of March 2, 2017, by and between GCP Applied Technologies Inc. and Henkel AG & Co. KGaA, together with the Stock and Asset Purchase Agreement, executed by Henkel AG & Co. KGaA, attached as Exhibit 1 thereto*

99.1	Press Release

99.2	Investor Presentation

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished to the Securities and Exchange Commission upon request.